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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------
        Date of report (Date of earliest event reported): April 5, 2007


                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                  000-27997                 04-3504121
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                   100 E. Main Street, Westborough, MA 01581
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

      On April 5, 2007, a letter was sent to Marc J. Bistricer on behalf of Westborough Financial Services, Inc. (the "Company") in response to Mr. Bistricer's revised offer to acquire the shares of outstanding common stock of the Company not owned by Westborough Bancorp, MHC. A copy of the letter is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)   The following exhibit is furnished with this report:

      Exhibit No.       Description
      -----------       -----------

      99.1              Letter to Marc J. Bistricer dated April 5, 2007
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTBOROUGH FINANCIAL SERVICES, INC.


                                    By:    /s/ Joseph F. MacDonough
                                           -------------------------------------
                                    Name:  Joseph F. MacDonough
                                    Title: President and Chief Executive Officer

Date: April 5, 2007